Exhibit 10.1
CADENCE PHARMACEUTICALS, INC.
COMMON STOCK PURCHASE AGREEMENT
          THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of this 14th day of February, 2008, by and between Cadence Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Investor”).
          THE PARTIES HEREBY AGREE AS FOLLOWS:
     1. Purchase and Sale of Stock.
          1.1 Sale and Issuance of Common Stock. The Investor agrees to purchase at the Closing (defined below), and the Company agrees to sell and issue to the Investor at the Closing, the number of shares of the Company’s Common Stock, $0.0001 par value (the “Common Stock”), set forth on the Investor’s signature page hereto next to the heading “Shares” (the “Stock”) at a price of $5.34 per share, for a total subscription amount equal to the amount set forth on the Investor’s signature page hereto next to the heading “Subscription Amount.”
          1.2 Other Agreements. The Company proposes to enter into the identical form of agreement with certain other investors (the “Other Investors”) and expects to complete sales of Stock to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors.”
          1.3 Closing. The purchase and sale of the Stock shall take place at the offices of Latham & Watkins LLP located at 12636 High Bluff Drive, Suite 400, San Diego, California at 10:00 A.M., New York City time, on February 20, 2008, or at such other time and place as the Company and the Investor may mutually agree upon orally or in writing (which time and place are designated as the “Closing”). At the Closing, the Company shall cause its transfer agent to deliver to the Investor, via electronic book-entry or physical certificates, the Stock such Investor is purchasing hereunder against payment of the purchase price therefor by check or wire transfer of immediately available funds to the following account:
Account Name: Cadence Pharmaceuticals, Inc.
Account No.:
ABA/Routing No.:
Bank Name: Silicon Valley Bank
Bank Address: 3003 Tasman Dr.
     Santa Clara, CA 95054
     2. Representations and Warranties of the Company. The Company hereby makes the following representations, warranties and covenants to the Investor:
               (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such Form (Registration File No. 333-147721), which became effective as of December 11, 2007, for the registration under the Securities Act of the Stock. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”), and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the offer to sell and proposed sale of the Stock and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.
               (b) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations and none of such Incorporated Documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor specifically for use in the Registration Statement or the Prospectus Supplement, which information the parties hereto agree is limited to the Investor Information as defined in Section 4.1. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act or will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.
               (c) The Company has delivered, or will as promptly as practicable deliver, to the Investor complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as such Investor reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.
               (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Base Prospectus and the Prospectus Supplement, and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing, individually or in the aggregate, would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations of the Company, or materially impair the Company’s ability to perform its obligations under this Agreement (a “Material Adverse Effect”).
               (e) The Company has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
               (f) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s amended and restated certificate of incorporation or amended and restated bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or give any rights to receipt of any portion of the proceeds from the sale of the Stock pursuant to, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound or affected except in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, result in a Material Adverse Effect.
               (g) No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been or will be obtained or made under the Securities Act or the Exchange Act and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Stock by the Company in the manner contemplated herein and in the Prospectus Supplement.
               (h) The Stock to be issued and sold by the Company hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens (other than any liens created by or imposed by the Investor or through no action of the Company) and free of any preemptive or similar rights. The Stock conforms in all material respects to the description thereof contained in the Registration Statement, the Base Prospectus and the Prospectus Supplement.
               (i) The Company has an authorized capitalization as set forth in the Registration Statement, the Base Prospectus and the Prospectus Supplement, all of the issued and outstanding shares of Common Stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform in all material respects to the description thereof contained in the Registration Statement, the Base Prospectus and the Prospectus Supplement. There are no outstanding options, warrants, or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company that have been granted by the Company other than those accurately described in the Registration Statement, the Base Prospectus and the Prospectus Supplement or options issued in the ordinary course of business subsequent to the dates presented in the Registration Statement, the Base Prospectus and the Prospectus Supplement. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Base Prospectus and the Prospectus Supplement, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.
               (j) Except as may otherwise be approved by the Holders of a majority of the outstanding shares of Stock issued pursuant to the offering contemplated by this Agreement and then held by such Holders, the Company will use the proceeds from the sale of Stock (i) to fund clinical and preclinical development of the Company’s product candidates, including, but not limited to, (A) the funding in the entirety of one or more Phase III clinical trials to support the safety and efficacy of Acetavance™ in acute pain, in addition to the CPI-APA-301 and CPI-APA-304 trials, but only if the Company, in its reasonable judgment, decides to conduct such trial(s) following any communications between the Company and the U.S. Food and Drug Administration, and (B) the review of the CPI-APA-304 trial and funding of any modifications, revisions or other changes to such trial as appropriate, and (ii) for general corporate purposes (only to the extent the items described in (i)(A) and (B) above have been fully funded or amounts required for those items have been reserved by the Company). For purposes of this Agreement, “Holders” shall mean all purchasers who acquire Stock in the offering contemplated by this Agreement.
               (k) Except as otherwise disclosed in all of the reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the “SEC Documents”), since December 31, 2006, there have not been (i) any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 except changes in the ordinary course of business that have not been, either individually or in the aggregate, materially adverse and (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, and (C) other liabilities that would not, individually or in the aggregate, have a material adverse effect, (iii) the Company has not altered its critical accounting policies, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate of the Company, except pursuant to existing Company stock incentive or purchase plans. The Company does not have pending before the Commission any request for confidential treatment of information or documents.
               (l) Except as disclosed in the SEC Documents, there is no proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that (a) could have a material adverse effect on the Company’s properties or assets or the business of the Company as currently conducted or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement. Neither the Company or its subsidiaries, nor any director or officer thereof is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or a claim of breach of fiduciary duty relating to the Company.
               (m) The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from the Financial Industry Regulatory Authority to the effect that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq Global Market. The Company is in compliance with all such listing and maintenance requirements. The issuance and sale of the Stock under this Agreement does not contravene the rules and regulations of the Nasdaq Global Market, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Stock.
               (n) The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder.
               (o) The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including its subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as December 31, 2006. The Company presented in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of December 31, 2006. Since December 31, 2006, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

               (p) Neither the Company, nor any person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of Stock contemplated by this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or the rules and regulations of the Nasdaq Stock Market, Inc.
               (q) The Company has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Common Stock.
     3. Representations and Warranties of the Investor. The Investor hereby makes the following representations, warranties and covenants to the Company:
               (a) (i) Such Investor has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
               (b) Such Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, the Prospectus Supplement and the Incorporated Documents prior to or in connection with its receipt of this Agreement.  Such Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the offering of the Stock, including pricing information (the “Offering Information”). The Offering Information may be provided to such Investor by any means permitted under the Securities Act, including in the Prospectus Supplement (delivered to such Investor or made available to it by the filing of an electronic version thereof with the Commission), a free writing prospectus or oral communications.
               (c)   Such Investor, together with its affiliates (as that term is defined under Rule 405 of the Securities Act), has not, prior to the date of this Agreement, sold, offered to sell, solicited offers to buy, disposed of, loaned, pledged or granted any right with respect to (collectively, a “Disposition”), the offering and sale of the Stock.  Such prohibited sales or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the offering and sale of the Stock.
               (d) Such Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and such Investor, or (ii) such Investor is advised by its counsel that such press release or public announcement is required by law.
               (e) If such Investor is outside the United States, such Investor will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the Stock or has in its possession or distributes any offering material, in all cases at its own expense.

               (f) Such Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Stock constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as such Investor, in its sole discretion, has deemed necessary or appropriate in connection with such Investor’s purchase of the Stock.
               (g) Such Investor hereby acknowledges that it is not acting as a member of a “group” (as such term is defined in Rule 13d of the Exchange Act) with any other investor, other than funds affiliated with the Investor, in connection with the offering and sale of the Stock.
               (h) Such Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or any of its affiliates, (b) it is not a FINRA member or an Associated Person (as such terms are defined under the FINRA Membership and Registration Rules Section 1011) as of the Closing, and (c) neither such Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the offering of the Stock, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)
     4. Miscellaneous.
          4.1 Investor Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, “Investor Information” means solely the statements concerning the Investor contained under the heading “Plan of Distribution” in the Prospectus Supplement.
          4.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          4.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.
          4.4 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.
          4.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          4.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or five (5) days after deposit in the United States mail, by registered or certified mail (or airmail, if notice shall be sent outside the United States), postage prepaid, or two (2) days after delivery to a nationally known air courier company, addressed (a) if to the Company, to the Company’s address as set forth below the Company’s name on the signature page of this Agreement, and (b) if to the Investor, to such Investor’s address as set forth on the signature page of this Agreement, or at such other address as the Company or such Investor may designate by ten (10) days, advance written notice to the other parties hereto.

          4.7 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. The Investor, severally and not jointly, agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
          4.8 Indemnification. Subject to the provisions of this Section 4.8, the Company will indemnify and hold the Investor and its directors, officers, stockholders, partners, managers, members, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and attorneys’ fees and costs of investigation, that any such Investor Party may suffer or incur (the “Indemnified Liabilities”) as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement (which shall survive the Closing). The Company shall not be liable to any Investor Party under this provision in respect of any Indemnified Liability if (and then only to the extent) such liability arises out of any misrepresentation by the Investor in Section 3 of this Agreement or actions taken by such Investor Party in violation or contravention of this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (other than local counsel)), but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party.
          4.9 Conditions.
               (a) The Company’s obligation to issue and sell the Stock to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Stock being purchased hereunder and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing.
               (b) The Investor’s obligation to purchase the Stock will be subject to:
(i)	(A)	the receipt by the Company of an aggregate of at least $49,300,000.00 in gross proceeds from sale of the Stock to the Investors in the offering contemplated by this Agreement, or
(B)	in the event that, on or prior to the Closing, (1) The Nasdaq Stock Market Inc. has raised any objection pursuant to Nasdaq Marketplace Rule 4350(i)(1)(B) in connection with the Company’s Notification Form: Listing of Additional Shares, or (2) the

Company otherwise determines that the issuance of shares of Stock to Domain Associates, L.L.C. (and/or its affiliates) pursuant to the offering contemplated by this Agreement, together with any shares of Common Stock held by Domain Associates, L.L.C. (and/or its affiliates), may be inconsistent with Nasdaq Marketplace Rule 4350(i)(1)(B), the receipt by the Company of an aggregate of at least $43,000,000.00 in gross proceeds from the sale of the Stock to the Investors in the offering contemplated by this Agreement;
(ii) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing;
(iii) the receipt, on the Closing, by the Investors of a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing, certifying as to the matters in Section 4.9(b)(ii) above; and
(iv) no stop order or suspension of trading shall have been imposed by the Nasdaq Global Market, the Commission or any other governmental regulatory body with respect to public trading in the Common Stock.
          4.10 Fees and Expenses. The Company agrees to pay all fees, expenses and disbursements of counsels for the Investors (including, but not limited to, Ropes & Gray LLP and Cooley Godward Kronish LLP) reasonably incurred in connection with the consummation of the transactions contemplated by this Agreement.
          4.11 Survival. The respective representations, warranties, indemnities, covenants and agreements of the Company and the Investor set forth in or made pursuant to this Agreement (a) will remain operative and in full force and effect, regardless of any (i) investigation, or statement as to the results thereof, made by or on behalf of the Investor, the Company or any of their respective representatives, officers or directors or any controlling person, as the case may be, or (ii) acceptance of the Stock and payment for it hereunder and (b) will survive delivery of and payment for the Stock sold hereunder and any termination of this Agreement.
          4.12 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.
          4.13 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
          4.14 Entire Agreement. This Agreement and the other documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.
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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CADENCE PHARMACEUTICALS, INC.

By:

Name: Theodore R. Schroeder
Title: President and Chief Executive Officer

	Address:	12481 High Bluff Drive, Suite 200
San Diego, California 92130
Fax No.: (858) 436-1401
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SIGNATURE PAGE FOR INVESTOR FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Name of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Investor:

Address for Notice of Investor:

Tax ID No.:

Contact Name:

Telephone No.:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the shares are maintained), if applicable:

DTC Participant Number, if applicable:

Name of Account at DTC Participant being credited with the shares, if applicable:

Account Number at DTC Participant being credited with the shares, if applicable:

Contact Name at Broker:

Broker’s Telephone Number:

Subscription Amount:

Shares: